UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2026

Commission File Number: 000-33265

ADIA MED, INC.
(Exact name of registrant as specified in its charter)

nevada	35-2829671
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4421 Gabriella Lane, Winter Park, FL 32792

(Address of principal executive offices)(Zip Code)

(321) 231-2843

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act: Common A Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 13, 2026, Adia Med, Inc. (the “Company”) entered into a Membership Interest Purchase Agreement (the “Agreement”) with Larry A. Powalisz, the Company’s Chief Executive Officer (the “Buyer”), Adia Labs LLC, a Florida limited liability company (the “LLC”), Live Oak Health LLC d/b/a QCM Biologics (“Live Oak”), and the Company’s independent directors Monica Sher, M.D. and Richard Edwards, D.O.

Pursuant to the Agreement, the Company sold seven (7) units of membership interest (the “Purchased Units”) in the LLC to the Buyer for an aggregate purchase price of Three Hundred Fifty Thousand and 00/100 Dollars ($350,000.00), payable entirely in cash.

The Purchased Units constitute a seven percent (7%) membership interest in the LLC [assuming one hundred (100) issued units and no other units issued or transferred at closing] and carry seven percent (7%) of the total voting power of the LLC. Economic ownership follows the Units. The Agreement requires that the Company’s operating agreement be amended at closing to reflect the Purchased Units and the voting power.

The Agreement includes covenants regarding the use of proceeds from the Purchase Price. These proceeds may be used for Company or Seller corporate purposes only as jointly approved in writing by both Independent Directors, Monica Sher, M.D., and Richard Edwards, D.O. Larry A. Powalisz shall have no unilateral authority to approve, direct, or make any decision concerning the use of the Purchase Price.

The Buyer is a related party of the Company, being its Chief Executive Officer. The Independent Directors have acknowledged the Agreement in their capacity as independent directors of the Company.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Membership Interest Purchase Agreement dated as of the Effective Date, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Membership Interest Purchase Agreement, dated on or about October 13, 2026, by and among Larry A. Powalisz, Adia Med, Inc., Adia Labs LLC, Live Oak Health LLC d/b/a QCM Biologics, Monica Sher, M.D., and Richard Edwards, D.O.
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101).

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: October 19, 2026

ADIA MED, INC. /s/ Larry Powalisz Name: Larry Powalisz Title: Chief Executive Officer /s/ Rebecca Miller Name: Rebecca Miller Title: Chief Financial Officer

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